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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1996, except for Note 18, as to which the date is June 12, 1996, in Amendment No. 4 to the Registration Statement (Form S-4 No. 333-2936) and related Prospectus of IXC Communications, Inc.


                                          Ernst & Young LLP

Austin, Texas

July 1, 1996